FIRST AMENDMENT TO LEASE

This First Amendment to Lease ("Amendment") is made December 13, 1999, by and between MacArthur/Broadway Center, Inc., Landlord, ("Landlord"), and Fiberstars, Inc., a California Corporation, dba Fibre Optics International, Inc., Tenant, ("Tenant").


                                    RECITALS

A. Landlord and Tenant entered into that certain Lease Agreement dated September 15, 1998, ("Lease"), for the property located at 309 South Cloverdale Street, Unit(s) D1-4 & 46, Seattle, Washington, which consists of approximately 6,000 rentable square feet ("Premises") which provided for an expiration date of February 29, 2000.

B. Tenant and Landlord agree to further extend the duration of the Lease Term and amend the applicable Monthly Basic Rent and Security Deposit.


                                   AGREEMENT

In consideration of the recitals and mutual covenants contained herein, Landlord and Tenant hereby amend the Lease as follows:

1) The duration of the Lease Term is extended from March 1, 2000 to February 28, 2003 (the "Extended Period").

2) The Monthly Basic Rent payable during the Extended period shall be as follows:

           March 2, 2000 Through February 28, 2001 $4,928.00 per month March 2, 2001 Through February 28, 2002 $5,076.00 per month March 2, 2002 Through February 28, 2003 $5,228.00 per month

3) Upon the execution of this First Amendment to Lease, Tenant shall make an additional security deposit of $443.00, which brings the new total security deposit from $4,785.00 to $5,338.00.

Except for the modifications made herein, all other terms and conditions of the Lease shall be unchanged and remain in full force and effect.


LANDLORD                                         TENANT

MacArthur/Broadway Center, Inc.                  Fiberstars, Inc. a California
                                                 dba Fibre Optics International,
                                                 Inc.

By: /s/ JOHN SCHENCK                             By:  /S/ ROBERT A. CONNORS
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Its: VICE PRESIDENT                              Its: CFO
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Date: 12/22/99                                   Date: Dec. 16, 1999
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